UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2018

WESTERN ASSET

ADJUSTABLE RATE INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.0% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 23.0% when the period began.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017, the Fed kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2018. The yield for the two-year Treasury note began the reporting period at 2.40% — the low for the period — and ended the period at 2.80%. The peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 3.01%. The low for the period of 2.82% took place on a number of occasions in July and August 2018, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.30% during the six-month reporting period ended November 30, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned 0.30% for the six months ended November 30, 2018. The high-yield market posted positive returns during the first four of the six months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply. However, the high-yield market weakened over the last two months of the reporting period as investor risk aversion increased.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -1.79% during the six months ended November 30, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other

IV	Western Asset Adjustable Rate Income Fund

times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a rising U.S. dollar.

Performance review

For the six months ended November 30, 2018, Class A shares of Western Asset Adjustable Rate Income Fund, returned 0.71%. The Fund’s unmanaged benchmark, the FTSE 6-Month U.S. Treasury Bill Indexvii, returned 1.06% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.60% over the same time frame.

Performance Snapshot as of November 30, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset Adjustable Rate Income Fund:
Class A2	0.71%
Class C3	0.44%
Class C1[4]	0.57%
Class I	0.96%
Class IS	0.99%
FTSE 6-Month U.S. Treasury Bill Index	1.06%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2018 for Class A, Class C, Class C1, Class I and Class IS shares were 2.55, 1.62%, 2.06%, 2.82% and 2.90%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares were 2.38%, 1.45%, 1.88%, 2.65% and 2.71%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 364 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]	Effective September 7, 2018, Class A shares are no longer subject to a front-end sales charge and are available for purchase at net asset value.

[3]

Effective September 7, 2018, Class C shares are only available for new purchases and incoming exchanges by eligible Retirement Plans. Class C shares are available for dividend reinvestment. Current Class C shareholders may continue to hold their Class C shares.

[4]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Adjustable Rate Income Fund	V

Investment commentary (cont’d)

trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 28, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.01%, 1.74%, 1.48%, 0.72% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.88% for Class A, 1.63% for Class C shares, 1.38% for Class C1, 0.53% for Class I shares and 0.43% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Adjustable Rate Income Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and May 31, 2018 and does not include derivatives, such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2018 and held for the six months ended November 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.71%	$1,000.00	$1,007.10	0.81%	$4.08	Class A	5.00%	$1,000.00	$1,021.01	0.81%	$4.10
Class C	0.44	1,000.00	1,004.40	1.52	7.64	Class C	5.00	1,000.00	1,017.45	1.52	7.69
Class C1	0.57	1,000.00	1,005.70	1.30	6.54	Class C1	5.00	1,000.00	1,018.55	1.30	6.58
Class I	0.96	1,000.00	1,009.60	0.52	2.62	Class I	5.00	1,000.00	1,022.46	0.52	2.64
Class IS	0.99	1,000.00	1,009.90	0.46	2.32	Class IS	5.00	1,000.00	1,022.76	0.46	2.33

2	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

[1]	For the six months ended November 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

4	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index
ABS	— Asset-Backed Securities
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.3%
Communication Services — 4.1%
Diversified Telecommunication Services — 1.5%
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.514%	6/12/24	$1,150,000	$1,134,225	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	3.716%	5/15/25	920,000	912,827	(a)
Verizon Communications, Inc., Senior Notes (3 mo. USD LIBOR + 0.550%)	3.203%	5/22/20	1,000,000	1,002,375	(a)
Total Diversified Telecommunication Services				3,049,427
Media — 1.8%
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	480,000	459,000	(b)
Charter Communications Operating LLC / Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	4.191%	2/1/24	900,000	901,251	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	160,000	136,600
NBCUniversal Enterprise Inc., Senior Notes (3 mo. USD LIBOR + 0.400%)	2.796%	4/1/21	2,000,000	1,998,475	(a)(b)
Total Media				3,495,326
Wireless Telecommunication Services — 0.8%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000	465,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	80,000	92,840
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	375,000	371,719	(b)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	3.426%	1/16/24	720,000	711,927	(a)
Total Wireless Telecommunication Services				1,641,486
Total Communication Services				8,186,239
Consumer Discretionary — 5.0%
Automobiles — 2.7%
BMW US Capital LLC, Senior Notes (3 mo. USD LIBOR + 0.410%)	2.835%	4/12/21	1,000,000	994,838	(a)(b)
Daimler Finance North America LLC, Senior Notes (3 mo. USD LIBOR + 0.550%)	3.132%	5/4/21	400,000	399,205	(a)(b)
Ford Motor Credit Co., LLC (3 mo. USD LIBOR + 0.930%)	3.512%	11/4/19	620,000	619,580	(a)
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.800%)	3.389%	8/7/20	400,000	399,119	(a)
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	330,000	327,933
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.850%)	3.258%	4/9/21	1,000,000	993,552	(a)
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 2.060%)	4.496%	1/15/19	1,500,000	1,502,714	(a)
Total Automobiles				5,236,941

See Notes to Financial Statements.

6	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — 0.3%
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	$250,000	$245,000	(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	450,000	418,500	(b)
Total Hotels, Restaurants & Leisure				663,500
Household Durables — 0.0%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	21,000	20,647
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	330,000	323,834
Multiline Retail — 1.0%
Dollar Tree Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	3.149%	4/17/20	2,000,000	2,000,155	(a)
Specialty Retail — 0.8%
Home Depot Inc., Senior Notes (3 mo. USD LIBOR + 0.310%)	3.049%	3/1/22	490,000	490,226	(a)
Lowe’s Cos Inc., Senior Notes (3 mo. USD LIBOR + 0.240%)	2.676%	4/15/19	660,000	660,523	(a)
Lowe’s Cos Inc., Senior Notes (3 mo. USD LIBOR + 0.420%)	2.747%	9/10/19	500,000	500,793	(a)
Total Specialty Retail				1,651,542
Total Consumer Discretionary				9,896,619
Consumer Staples — 1.3%
Beverages — 0.4%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.819%	2/1/21	190,000	193,282	(a)
Constellation Brands Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	3.209%	11/15/21	740,000	735,283	(a)
Total Beverages				928,565
Food Products — 0.5%
Mondelez International Inc., Senior Notes (3 mo. USD LIBOR + 0.520%)	3.061%	2/1/19	790,000	790,372	(a)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	160,000	157,484	(b)
Total Food Products				947,856
Tobacco — 0.4%
BAT Capital Corp., Senior Notes	2.764%	8/15/22	390,000	369,591
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	210,000	207,606
Reynolds American Inc., Senior Notes	3.250%	6/12/20	172,000	170,449
Total Tobacco				747,646
Total Consumer Staples				2,624,067
Energy — 3.0%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.250%	11/15/21	180,000	178,001
Oil, Gas & Consumable Fuels — 2.9%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	230,000	234,845

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Notes (3 mo. USD LIBOR + 0.870%)	3.204%	9/16/21	$900,000	$915,653	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.410%)	3.026%	11/15/19	1,050,000	1,053,902	(a)
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.530%)	3.268%	3/3/22	800,000	803,634	(a)
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.370%)	3.109%	3/6/22	640,000	642,442	(a)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	90,000	91,266
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	235,000	241,632
Range Resources Corp., Senior Notes	4.875%	5/15/25	500,000	453,750
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	3.068%	5/11/20	330,000	331,497	(a)
Sinopec Group Overseas Development 2014 Ltd., Senior Notes (3 mo. USD LIBOR + 0.920%)	3.334%	4/10/19	600,000	600,584	(a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	480,000	444,821
Total Oil, Gas & Consumable Fuels				5,814,026
Total Energy				5,992,027
Financials — 17.4%
Banks — 11.9%
ABN AMRO Bank NV, Senior Notes (3 mo. USD LIBOR + 0.570%)	3.261%	8/27/21	960,000	959,606	(a)(b)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	187,632
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.560%)	3.980%	4/11/22	1,000,000	1,013,437	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	3.266%	4/1/19	1,580,000	1,583,455	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.160%)	3.629%	1/20/23	1,500,000	1,510,134	(a)
Bank of Montreal, Senior Notes (3 mo. USD LIBOR + 0.460%)	2.896%	4/13/21	1,000,000	999,840	(a)
Banque Federative du Credit Mutuel SA, Senior Notes (3 mo. USD LIBOR + 0.960%)	3.429%	7/20/23	1,000,000	996,665	(a)(c)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	4.009%	5/16/24	1,000,000	973,743	(a)
BB&T Corp., Senior Notes (3 mo. USD LIBOR + 0.570%)	2.904%	6/15/20	1,000,000	1,001,143	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	450,000	452,250
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,000,000	961,250	(a)(d)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.770%)	3.180%	4/8/19	530,000	530,738	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	3.437%	7/24/23	1,500,000	1,493,222	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.430%)	4.168%	9/1/23	1,000,000	1,008,308	(a)
Cooperatieve Rabobank U.A., Senior Notes	3.125%	4/26/21	940,000	931,462
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.970%)	3.297%	6/10/20	980,000	988,530	(a)(b)

See Notes to Financial Statements.

8	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	3.576%	7/1/21	$350,000	$355,208	(a)(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.307%	10/31/22	1,500,000	1,486,418	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	3.850%	4/23/21	380,000	385,015	(a)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	3.640%	5/18/24	1,150,000	1,130,188	(a)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.390%)	2.910%	4/30/21	330,000	329,436	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	3.236%	10/16/23	1,000,000	998,870	(a)
Svenska Handelsbanken AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	3.159%	5/24/21	330,000	330,009	(a)
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	90,000	89,766
U.S. Bank N.A., Senior Notes (3 mo. USD LIBOR + 0.320%)	2.828%	4/26/21	1,000,000	998,943	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/7/19	1,020,000	986,850	(a)(d)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 0.930%)	3.548%	2/11/22	1,000,000	1,001,875	(a)
Total Banks				23,683,993
Capital Markets — 1.7%
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	3.510%	8/17/20	530,000	535,581	(a)
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 1.050%)	3.570%	10/30/23	800,000	812,886	(a)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 0.550%)	3.168%	2/10/21	1,000,000	994,142	(a)
UBS AG Stamford CT, Senior Notes (3 mo. USD LIBOR + 0.850%)	3.588%	6/1/20	1,090,000	1,096,672	(a)
Total Capital Markets				3,439,281
Consumer Finance — 2.4%
American Express Credit Corp., Senior Notes	2.600%	9/14/20	630,000	621,437
American Express Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	3.168%	3/3/20	1,000,000	1,002,447	(a)
Capital One Financial Corp., Senior Notes (3 mo. USD LIBOR + 0.760%)	3.378%	5/12/20	1,000,000	1,003,123	(a)
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	3.126%	5/15/23	2,000,000	1,981,293	(a)
Ford Motor Credit Co., LLC, Senior Notes	2.021%	5/3/19	210,000	208,569
Total Consumer Finance				4,816,869
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	420,000	470,608
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	670,000	659,145	(b)
Total Diversified Financial Services				1,129,753

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.8%
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	2.816%	3/29/21	$600,000	$593,805	(a)
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	3.016%	3/29/23	1,000,000	1,000,103	(a)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	1,627	2,188	(b)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.396%	2/12/23	7,822	7,910	(a)(b)
Total Insurance				1,604,006
Total Financials				34,673,902
Health Care — 2.9%
Biotechnology — 0.3%
Amgen Inc., Senior Notes (3 mo. USD LIBOR + 0.600%)	3.253%	5/22/19	350,000	350,515	(a)
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	170,000	168,318
Total Biotechnology				518,833
Health Care Equipment & Supplies — 0.3%
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.769%	6/6/22	330,000	329,397	(a)
Zimmer Biomet Holdings Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	3.089%	3/19/21	250,000	249,254	(a)
Total Health Care Equipment & Supplies				578,651
Health Care Providers & Services — 0.9%
CVS Health Corp., Senior Notes (3 mo. USD LIBOR + 0.720%)	3.047%	3/9/21	1,900,000	1,897,596	(a)
Pharmaceuticals — 1.4%
Allergan Funding SCS, Senior Notes (3 mo. USD LIBOR + 1.255%)	3.589%	3/12/20	1,000,000	1,007,182	(a)
Merck & Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.375%)	2.990%	2/10/20	620,000	621,918	(a)
Pfizer Inc., Senior Notes (3 mo. USD LIBOR + 0.330%)	2.647%	9/15/23	1,000,000	994,061	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	28,667
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	50,000	46,447
Total Pharmaceuticals				2,698,275
Total Health Care				5,693,355
Industrials — 1.7%
Aerospace & Defense — 1.3%
General Dynamics Corp., Senior Notes (3 mo. USD LIBOR + 0.380%)	2.998%	5/11/21	600,000	601,456	(a)
United Technologies Corp., Senior Notes (3 mo. USD LIBOR + 0.650%)	3.279%	8/16/21	2,000,000	2,001,375	(a)
Total Aerospace & Defense				2,602,831
Airlines — 0.0%
Delta Air Lines 2007-1 Class B Pass Through Trust, Certificates	8.021%	8/10/22	8,964	9,828

See Notes to Financial Statements.

10	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Building Products — 0.2%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	$500,000	$451,250	(b)
Machinery — 0.2%
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.240%)	2.574%	3/12/21	370,000	369,805	(a)
Total Industrials				3,433,714
Information Technology — 1.3%
Software — 0.5%
Oracle Corp., Senior Notes (3 mo. USD LIBOR + 0.580%)	3.016%	1/15/19	1,050,000	1,050,623	(a)
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc., Senior Notes (3 mo. USD LIBOR + 0.350%)	2.965%	5/11/22	1,000,000	1,005,511	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	480,000	480,522	(b)
Total Technology Hardware, Storage & Peripherals				1,486,033
Total Information Technology				2,536,656
Materials — 0.5%
Chemicals — 0.2%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	380,000	364,372	(b)
Metals & Mining — 0.3%
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	500,000	466,875
Total Materials				831,247
Utilities — 0.1%
Electric Utilities — 0.1%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	300,000	290,377
Total Corporate Bonds & Notes (Cost — $74,562,704)				74,158,203
Asset-Backed Securities — 25.2%
Academic Loan Funding Trust, 2012-1A A2 (1 mo. USD LIBOR + 1.100%)	3.415%	12/27/44	358,624	360,760	(a)(b)
ACIS CLO Ltd., 2014-4A, A (3 mo. USD LIBOR + 1.42%)	3.961%	5/1/26	450,000	450,453	(a)(b)
ACIS CLO Ltd., 2015-6A, A1 (3 mo. USD LIBOR + 1.590%)	4.131%	5/1/27	160,000	160,224	(a)(b)
Ally Master Owner Trust, 2017-3, A1 (1 mo. USD LIBOR + 0.430%)	2.737%	6/15/22	1,100,000	1,102,873	(a)
Ameriquest Mortgage Securities Inc., 2005-R7, M2 (1 mo. USD LIBOR + 0.500%)	2.815%	9/25/35	360,000	361,342	(a)
Apex Credit CLO 2017 Ltd., 2017-1A, A1 (3 mo. USD LIBOR + 1.470%)	3.957%	4/24/29	750,000	751,170	(a)(b)
Apidos CLO XII, 2013-12A, AR (3 mo. USD LIBOR + 1.080%)	3.516%	4/15/31	750,000	745,397	(a)(b)
Avery Point CLO Ltd., 2014-5A, AR (3 mo. USD LIBOR + 0.980%)	3.429%	7/17/26	328,045	328,123	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	400,000	386,000	(b)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. LIBOR + 0.800%)	3.115%	3/25/37	486,215	467,914	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
BlueMountain CLO Ltd., 2015-1A, A1R (3 mo. USD LIBOR + 1.330%)	3.766%	4/13/27	$500,000	$500,206	(a)(b)
Bowman Park CLO Ltd., 2014-1A, AR (3 mo. USD LIBOR + 1.180%)	3.857%	11/23/25	250,000	249,998	(a)(b)
Business Loan Express, 2002-1A, A (1 mo. LIBOR + 0.550%)	2.865%	7/25/28	50,677	49,543	(a)(b)
Capital One Multi-Asset Execution Trust, 2014-A3 A3 (1 mo. USD LIBOR + 0.380%)	2.687%	1/18/22	2,500,000	2,501,674	(a)
Capital One Multi-Asset Execution Trust, 2016-A7, A7 (1 mo. USD LIBOR + 0.510%)	2.817%	9/16/24	1,500,000	1,509,217	(a)
Carlyle Global Market Strategies, 2017-2A, A1B (3 mo. USD LIBOR + 1.220%)	3.689%	7/20/31	500,000	500,713	(a)(b)
Cedar Funding VI CLO Ltd., 2016-6A, AR (3 mo. USD LIBOR + 1.090%)	3.559%	10/20/28	260,000	259,099	(a)(b)
Ciena Capital LLC, 2001-2A, A (1 mo. USD LIBOR + 0.580%)	2.895%	1/25/28	122,127	116,943	(a)(b)
CIFC Funding Ltd., 2013-2A, A1LR (3 mo. USD LIBOR + 1.210%)	3.655%	10/18/30	500,000	500,812	(a)(b)
CIFC Funding Ltd., 2017-1A, A (3 mo. USD LIBOR + 1.360%)	3.829%	4/23/29	250,000	250,300	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-WFH3, A3 (1 mo. USD LIBOR + 0.250%)	2.565%	6/25/37	455,340	454,286	(a)
Cutwater Ltd., 2015-1A, AR (3 mo. USD LIBOR + 1.220%)	3.656%	1/15/29	750,000	749,372	(a)(b)
Flatiron Clo Ltd., 2017-1A, A (3 mo. USD LIBOR + 1.250%)	3.866%	5/15/30	780,000	781,828	(a)(b)
Ford Credit Floorplan Master Owner Trust, 2015-2, A2 (1 mo. USD LIBOR + 0.570%)	2.877%	1/15/22	2,300,000	2,308,778	(a)
Halcyon Loan Advisors Funding Ltd., 2015-2A, AR (3 mo. USD LIBOR + 1.080%)	3.570%	7/25/27	520,000	518,895	(a)(b)
Hertz Vehicle Financing II LP, 2015-1A, B	3.520%	3/25/21	950,000	943,748	(b)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	380,000	369,011	(b)
Hyundai Auto Lease Securitization Trust, 2017-B, A2B (1 mo. USD LIBOR + 0.280%)	2.587%	12/16/19	2,191,756	2,192,032	(a)(b)
Jamestown CLO IV Ltd., 2014-4A, A2R (3 mo. USD LIBOR + 1.350%)	3.786%	7/15/26	250,000	250,117	(a)(b)
KKR Financial CLO 21 Ltd., 2021, A (3 mo. USD LIBOR + 1.000%)	3.436%	4/15/31	750,000	740,440	(a)(b)
Kubota Credit Owner Trust, 2018-1A, A2	2.800%	2/16/21	500,000	498,504	(b)
LCM XXIII LTD., 2023-A, A1 (3 mo. USD LIBOR + 1.400%)	3.869%	10/20/29	500,000	503,381	(a)(b)
Magnetite XVIII Ltd., 2016-18A, AR (3 mo. USD LIBOR + 1.080%)	3.696%	11/15/28	1,000,000	1,000,000	(a)(b)
Merrill Lynch Mortgage Investors Trust Series, 2006-HE1, M1 (1 mo. USD LIBOR + 0.390%)	2.705%	12/25/36	370,000	369,266	(a)
Navient Private Education Loan Trust, 2015-AA, A2B (1 mo. USD LIBOR + 1.200%)	3.507%	12/15/28	1,377,532	1,394,181	(a)(b)
Navient Student Loan Trust, 2016-7, A (1 mo. USD LIBOR + 1.150%)	3.465%	3/25/66	1,138,567	1,159,128	(a)(b)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
NCUA Guaranteed Notes, 2010-A1, A (1 mo. USD LIBOR + 0.350%)	2.667%	12/7/20	$643,784	$645,086	(a)
Nelnet Student Loan Trust, 2005-1, A5 (3 mo. USD LIBOR + 0.110%)	2.600%	10/25/33	1,086,918	1,081,147	(a)
New Century Home Equity Loan Trust, 2004-2, M2 (1 mo. USD LIBOR + 0.930%)	3.245%	8/25/34	764,870	760,060	(a)
North Carolina State Education Assistance Authority, 2011-1, A3 (3 mo. USD LIBOR + 0.900%)	3.390%	10/25/41	659,687	669,404	(a)
NovaStar Home Equity Loan Trust, 2003-1, M1 (1 mo. USD LIBOR + 1.425%)	3.740%	5/25/33	147,439	145,448	(a)
OHA Loan Funding Ltd., 2015-1A, AR (3 mo. USD LIBOR + 1.410%)	4.026%	8/15/29	250,000	251,603	(a)(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	376,137	354,138
Option One Mortgage Loan Trust, 2007-FXD1, 3A4	5.860%	1/25/37	685,250	670,476
OSCAR U.S. Funding Trust, 2017-1A, A2A	2.300%	5/11/20	279,188	279,491	(b)
OZLM XII Ltd., 2015-12A, A1R (3 mo. USD LIBOR + 1.050%)	3.570%	4/30/27	550,000	549,703	(a)(b)
OZLM XXII Ltd., 2018-22A, A1 (3 mo. USD LIBOR + 1.070%)	3.519%	1/17/31	250,000	247,767	(a)(b)
Panhandle-Plains Higher Education Authority Inc., 2011-1, A2 (3 mo. USD LIBOR + 0.950%)	3.346%	7/1/24	277,415	277,841	(a)
PHEAA Student Loan Trust, 2013-2A, A1 (1 mo. USD LIBOR + 0.550%)	2.865%	4/25/30	615,151	612,694	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2, A (1 mo. USD LIBOR + 0.880%)	3.195%	8/25/33	309,452	303,805	(a)
RR 3 Ltd., 2018-3A, A1R2 (3 mo. USD LIBOR + 1.090%)	3.526%	1/15/30	650,000	646,750	(a)(b)
Saxon Asset Securities Trust, 2003-1, M1 (1 mo. USD LIBOR + 1.050%)	3.365%	6/25/33	233,426	232,775	(a)
SLC Student Loan Trust, 2005-2, A3 (3 mo. USD LIBOR + 0.110%)	2.444%	3/15/27	1,116,255	1,115,831	(a)
SLM Student Loan Trust, 2005-4, A3 (3 mo. USD LIBOR + 0.120%)	2.610%	1/25/27	988,603	983,901	(a)
SLM Student Loan Trust, 2005-5, A4 (3 mo. USD LIBOR + 0.140%)	2.630%	10/25/28	1,173,560	1,168,208	(a)
SLM Student Loan Trust, 2005-7, A4 (3 mo. USD LIBOR + 0.150%)	2.640%	10/25/29	662,839	659,738	(a)
SLM Student Loan Trust, 2006-10, A6 (3 mo. USD LIBOR + 0.150%)	2.640%	3/25/44	1,490,000	1,444,647	(a)
SLM Student Loan Trust, 2006-2, A6 (3 mo. USD LIBOR + 0.170%)	2.660%	1/25/41	1,262,124	1,237,288	(a)
SLM Student Loan Trust, 2013-6, A3 (1 mo. USD LIBOR + 0.650%)	2.965%	6/25/55	1,374,629	1,383,528	(a)
Small Business Administration, 2017-10A, 1	2.845%	3/10/27	122,794	120,222

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SMB Private Education Loan Trust, 2016-B, A2B (1 mo. USD LIBOR + 1.450%)	3.757%	2/17/32	$408,237	$417,064	(a)(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.380%)	2.695%	10/25/36	1,467,000	1,428,546	(a)(b)
Symphony CLO XII Ltd., 2013-12A, AR (3 mo. USD LIBOR + 1.030%)	3.466%	10/15/25	699,210	699,351	(a)(b)
Tralee CLO V Ltd., 2018-5A, B (3 mo. USD LIBOR + 1.700%)	4.459%	10/20/28	420,000	417,816	(a)(b)
Tryon Park CLO Ltd., 2013-1A, A1SR (3 mo. USD LIBOR + 0.890%)	3.326%	4/15/29	1,180,000	1,172,440	(a)(b)
Venture XXVIII CLO Ltd., 2017-28A, A2 (3 mo. USD LIBOR + 1.110%)	3.579%	7/20/30	1,000,000	994,876	(a)(b)
Verizon Owner Trust, 2017-3A A1B (1 mo. USD LIBOR + 0.270%)	2.571%	4/20/22	2,000,000	2,002,733	(a)(b)
Voya CLO Ltd., 2014-2A, A1R (3 mo. USD LIBOR + 1.250%)	3.699%	4/17/30	500,000	500,876	(a)(b)
Voya CLO Ltd., 2018-3A, A1A (3 mo. USD LIBOR + 1.15%)	3.610%	10/15/31	500,000	499,466	(a)(b)
ZAIS CLO 5 Ltd., 2016-2A, A1 (3 mo. USD LIBOR + 1.530%)	3.966%	10/15/28	250,000	250,125	(a)(b)
Total Asset-Backed Securities (Cost — $49,967,359)				50,010,572
Collateralized Mortgage Obligations (e) — 14.8%
280 Park Avenue Mortgage Trust, 2017-280P, A (1 mo. USD LIBOR + 0.880%)	3.187%	9/15/34	500,000	499,997	(a)(b)
Alternative Loan Trust, 2004-28CB, 2A7	5.750%	1/25/35	70,945	71,416
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	2.595%	2/25/37	760,452	690,549	(a)
Banc of America Funding Trust, 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	4.248%	9/26/45	1,540,000	1,200,062	(a)(b)
Banc of America Funding Trust, 2015-R2, 4A1 (1 mo. USD LIBOR + 0.165%)	2.480%	9/29/36	426,346	417,227	(a)(b)
BCAP LLC Trust, 2011-RR5, 11A4 (1 mo. USD LIBOR + 0.150%)	2.431%	5/28/36	971,547	964,248	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2003-AC5, A3 (1 mo. USD LIBOR + 1.100%)	3.415%	10/25/33	449,047	444,682	(a)
BX Commercial Mortgage Trust, 2018-BIOA, A (1 mo. LIBOR + 0.671%)	2.978%	3/15/37	500,000	499,612	(a)(b)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2004-3A, A2 (1 mo. USD LIBOR + 0.300%)	2.615%	8/25/35	3,889	3,872	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A, A2 (1 mo. USD LIBOR + 0.290%)	2.605%	10/25/35	14,324	14,240	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A, A2 (1 mo. USD LIBOR + 0.200%)	2.515%	1/25/36	6,307	6,192	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1, A4	3.458%	8/15/50	330,000	319,114
CLNS Trust, 2017-IKPR, A (1 mo. LIBOR + 0.800%)	3.118%	6/11/32	945,000	943,417	(a)(b)
Cold Storage Trust, 2017-ICE3, A (1 mo. LIBOR + 1.000%)	3.307%	4/15/36	260,000	260,111	(a)(b)
Credit Suisse Mortgage Trust, 2010-3R, 2A3	4.500%	12/26/36	470,000	476,358	(a)(b)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Credit Suisse Mortgage Trust, 2014-11R, 15A2	3.941%	1/27/36	$678,005	$613,141	(a)(b)
FDIC Guaranteed Notes Trust, 2010-S2, 3A (1 mo. USD LIBOR + 0.700%)	3.045%	12/29/45	136,502	136,787	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 2019 F	3.012%	6/1/28	26,099	26,165	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ2, M2 (1 mo. USD LIBOR + 2.200%)	4.515%	9/25/24	174,447	178,403	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2, M2 (1 mo. USD LIBOR + 2.600%)	4.915%	12/25/27	174,250	177,125	(a)
Federal Home Loan Mortgage Corp. (FHLMC), REMIC Trust, 2004-T3, 2A 3877, FA (1 mo. LIBOR + 0.350%)	2.657%	11/15/40	165,250	165,956	(a)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01, 1B1 (1 mo. USD LIBOR + 3.550%)	5.865%	7/25/30	350,000	345,283	(a)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01, M2 (1 mo. USD LIBOR + 5.250%)	7.565%	10/25/23	460,000	524,117	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01, M2 (1 mo. USD LIBOR + 4.400%)	6.715%	1/25/24	560,000	629,016	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04, 1M2 (1 mo. USD LIBOR + 4.900%)	7.215%	11/25/24	222,273	251,734	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04, 2M2 (1 mo. USD LIBOR + 5.000%)	7.315%	11/25/24	329,458	367,435	(a)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03, 1M1 (1 mo. USD LIBOR + 0.680%)	2.995%	10/25/30	352,078	351,691	(a)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03, 1M2C (1 mo. USD LIBOR + 2.15%)	4.465%	10/25/30	320,000	311,596	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6, A3	4.238%	11/25/40	156,228	154,416	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19, A4	4.449%	3/25/42	1,185,893	1,229,538	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3, 2A	4.344%	8/25/43	929,159	961,497	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	2.474%	3/25/27	70,204	70,186	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6, 6A	4.259%	8/25/42	864,462	878,180	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8, 3F1 (1 mo. USD LIBOR + 0.400%)	2.715%	5/25/42	119,811	118,592	(a)
First Horizon Alternative Mortgage Securities Trust, 2007-FA1, A6 (1 mo. USD LIBOR + 0.300%)	2.615%	3/25/37	1,284,357	706,295	(a)
GE Business Loan Trust, 2006-1A C (1 mo. LIBOR + 0.420%)	2.727%	5/15/34	292,636	273,712	(a)(b)
Gosforth Funding PLC, 2017-1A, A1A (3 mo. USD LIBOR + 0.470%)	2.809%	12/19/59	159,076	159,576	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2011-H07, FA (1 mo. USD LIBOR + 0.500%)	2.774%	2/20/61	$417,408	$418,132	(a)
Government National Mortgage Association (GNMA), 2013-H08, BF (1 mo. USD LIBOR + 0.400%)	2.674%	3/20/63	731,176	730,116	(a)
GS Mortgage Securities Corp II, 2000-1A A (1 mo. LIBOR + 0.350%)	3.001%	3/20/23	371,849	370,610	(a)(b)
GS Mortgage Securities Trust, 2018-CHLL A (1 mo. LIBOR + 0.750%)	3.057%	2/15/37	500,000	499,435	(a)(b)
GSMSC Resecuritization Trust, 2015-7R, A (1 mo. USD LIBOR + 0.150%)	2.449%	9/26/37	381,105	371,087	(a)(b)
HarborView Mortgage Loan Trust, 2004-2, 2A1 (1 mo. USD LIBOR + 0.520%)	2.823%	6/19/34	148,935	147,200	(a)
Impac CMB Trust, 2005-7, A1 (1 mo. USD LIBOR + 0.520%)	2.835%	11/25/35	493,056	452,263	(a)
IMT Trust, 2017-APTS AFL (1 mo. LIBOR + 0.700%)	3.007%	6/15/34	500,000	498,374	(a)(b)
JPMorgan Mortgage Trust, 2018-5, A1	3.500%	10/25/48	387,483	379,698	(a)(b)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	2.088%	10/15/35	30,434	2	(a)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.845%	4/1/23	1,410,000	1,390,463	(a)(b)
LSTAR Securities Investment Trust Ltd., 2018-2, A1 (1 mo. USD LIBOR + 1.500%)	3.845%	4/1/23	348,379	348,153	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32, ASB	3.514%	12/15/49	540,000	539,151
Morgan Stanley Capital I Trust, 2017-ASHF, A (1 mo. LIBOR + 0.850%)	3.157%	11/15/34	200,000	200,449	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R2, 2A1 (12 mo. Monthly Treasury Average Index + 1.090%)	4.233%	12/26/46	685,296	699,925	(a)(b)
New Residential Mortgage Loan Trust, 2015-1A, A3	3.750%	5/28/52	507,177	507,098	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A, A1	3.750%	11/25/56	263,348	263,277	(a)(b)
New York Mortgage Trust, 2005-2, A (1 mo. USD LIBOR + 0.660%)	2.975%	8/25/35	253,694	242,996	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2003-A1, M	6.557%	5/25/33	370,076	373,771	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2007-1 1A4	6.138%	3/25/47	457,363	465,086
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	457,138	370,576	(b)
RAMP Series Trust, 2004-SL4, A5	7.500%	7/25/32	11,049	8,461
Residential Accredit Loans Inc., 2007-QS7, 1A7 (1 mo. USD LIBOR + 0.550%)	2.865%	5/25/37	1,146,599	913,605	(a)
Residential Accredit Loans Inc., Series Trust, 2006-QO7 1A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.800%)	2.853%	9/25/46	495,984	457,640	(a)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Residential Asset Securitization Trust, PAC, 2003-A11, A2 (1 mo. USD LIBOR + 0.450%)	2.765%	11/25/33	$110,700	$108,648	(a)
Rosslyn Portfolio Trust, 2017-ROSS, A (1 mo. LIBOR + 0.950%)	3.257%	6/15/33	561,000	568,418	(a)(b)
Sequoia Mortgage Trust, 2002-9, 2A (6 mo. USD LIBOR + 1.560%)	4.020%	9/20/32	151,768	148,480	(a)
Structured ARM Loan Trust, 2004-2, 1A1 (6 mo. USD LIBOR + 2.460%)	4.907%	3/25/34	233,393	232,281	(a)
Structured Asset Securities Corp., 2005-RF3, 2A (1 year Treasury Constant Maturity Rate + 2.200%)	4.113%	6/25/35	658,960	615,240	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL, A (1 mo. LIBOR + 0.750%)	3.066%	11/11/34	311,610	312,210	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A, 1A1	4.317%	8/20/35	348,424	314,499	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2005-4, CB9 (1 mo. USD LIBOR + 0.400%)	2.715%	6/25/35	593,448	507,694	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3, ASB	3.371%	9/15/57	170,000	169,041
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y, 1A1 (1 year Treasury Constant Maturity Rate + 2.490%)	4.916%	11/25/34	326,996	336,362	(a)
Total Collateralized Mortgage Obligations (Cost — $29,112,642)				29,401,979
U.S. Government & Agency Obligations — 2.9%
U.S. Government Obligations — 2.9%
U.S. Treasury Notes	2.625%	6/30/23	640,000	633,875
U.S. Treasury Notes	2.750%	7/31/23	1,590,000	1,582,982
U.S. Treasury Notes	2.750%	8/31/23	1,800,000	1,792,547
U.S. Treasury Notes	1.875%	12/15/20	1,820,000	1,786,977
Total U.S. Government & Agency Obligations (Cost — $5,839,679)				5,796,381
Senior Loans — 1.2%
Communication Services — 0.5%
Diversified Telecommunication Services — 0.1%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	5.095%	1/31/25	44,663	43,490	(a)(f)(g)
Level 3 Financing Inc., 2024 Term Loan B (1 mo. LIBOR + 2.250%)	4.556%	2/22/24	61,600	60,945	(a)(f)(g)
Virgin Media Bristol LLC, Term Loan K (1 mo. LIBOR + 2.500%)	4.807%	1/15/26	40,000	39,566	(a)(f)(g)
Total Diversified Telecommunication Services				144,001
Media — 0.4%
Charter Communications Operating LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.350%	4/30/25	26,202	25,970	(a)(f)(g)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. LIBOR + 3.688%)	5.994%	1/31/26	59,400	56,059	(a)(f)(g)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. LIBOR + 2.750%)	5.095%	3/15/24	$659,588	$616,479	(a)(f)(g)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. LIBOR + 2.500%)	4.807%	4/25/25	20,250	19,807	(a)(f)(g)
Total Media				718,315
Total Communication Services				862,316
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term Loan B1 (1 mo. LIBOR + 2.750%)	5.095%	5/2/22	89,098	88,302	(a)(f)(g)
Hotels, Restaurants & Leisure — 0.1%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.595%	2/16/24	89,094	87,275	(a)(f)(g)
Caesars Resort Collection LLC, Term Loan B (1 mo. LIBOR + 2.750%)	5.095%	12/23/24	22,331	21,980	(a)(f)(g)
Golden Nugget Inc., Term Loan B	5.095-5.277%	10/4/23	9,680	9,565	(a)(f)(g)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.065%	10/25/23	104,230	103,391	(a)(f)(g)
Scientific Games International Inc., Term Loan B5 (1 mo. LIBOR + 2.750%)	5.095-5.245%	8/14/24	16,079	15,717	(a)(f)(g)
Total Hotels, Restaurants & Leisure				237,928
Specialty Retail — 0.0%
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. LIBOR + 2.500%)	4.801-4.845%	1/30/23	32,106	31,628	(a)(f)(g)
Total Consumer Discretionary				357,858
Consumer Staples — 0.0%
Food Products — 0.0%
Post Holdings Inc., Replacement Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	4.320%	5/24/24	14,500	14,455	(a)(f)(g)
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	4.845%	8/18/22	54,339	53,591	(a)(f)(g)
Industrials — 0.2%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.301%	1/15/25	109,175	108,248	(a)(f)(g)
XPO Logistics Inc., Refinancing Term Loan (3 mo. LIBOR + 2.000%)	4.509%	2/24/25	89,129	88,461	(a)(f)(g)
Total Air Freight & Logistics				196,709

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.1%
American Airlines Inc., 2017 Replacement Class B Term Loan (1 mo. LIBOR + 2.000%)	4.307%	12/14/23	$44,550	$43,993	(a)(f)(g)
American Airlines Inc., 2018 Term Loan (1 mo. LIBOR + 1.750%)	4.072%	6/27/25	45,000	43,643	(a)(f)(g)
Total Airlines				87,636
Building Products — 0.0%
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. LIBOR + 2.750%)	5.095%	11/15/23	5,571	5,471	(a)(f)(g)
Electrical Equipment — 0.0%
Generac Power Systems Inc., 2018 Replacement Term Loan (1 mo. LIBOR + 1.750%)	4.049%	5/31/23	45,416	45,161	(a)(f)(g)
Professional Services — 0.0%
Trans Union LLC, 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.345%	4/9/23	45,540	45,085	(a)(f)(g)
Total Industrials				380,062
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	4.315%	4/26/24	263,209	259,305	(a)(f)(g)
Materials — 0.1%
Construction Materials — 0.0%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.345%	10/31/23	89,096	86,876	(a)(f)(g)
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.318%	10/1/22	77,484	76,943	(a)(f)(g)
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	4.318%	1/19/24	27,224	27,045	(a)(f)(g)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. LIBOR + 2.750%)	5.095%	2/5/23	43,566	43,236	(a)(f)(g)
Total Containers & Packaging				147,224
Total Materials				234,100
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. LIBOR + 2.000%)	4.345%	3/21/25	44,543	43,833	(a)(f)(g)
VICI Properties 1 LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.306%	12/15/24	120,000	118,313	(a)(f)(g)
Total Real Estate				162,146
Total Senior Loans (Cost — $2,381,214)				2,323,833
Mortgage-Backed Securities — 1.1%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.495%)	1.942%	6/1/43	459,225	449,723	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/29	1,640	1,799
Total FHLMC				451,522

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 0.2%
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	4.749%	9/1/37	$369,071	$385,149	(a)
GNMA — 0.7%
Government National Mortgage Association (GNMA) II	3.500%	12/20/48	200,000	197,707	(h)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	4.000%	9/20/20	51,400	51,536	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.500%	3/20/21	36,278	36,501	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.625%	6/20/22-5/20/32	377,345	386,501	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.750%	8/20/22-9/20/32	88,942	91,325	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.125%	10/20/22-12/20/22	222,954	226,473	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.375%	1/20/24-3/20/24	111,693	113,889	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.625%	5/20/26	50,936	52,260	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.750%	9/20/27	130,168	134,383	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM (1 year Treasury Constant Maturity Rate + 1.500%)	3.125%	10/20/27	120,128	123,860	(a)
Total GNMA				1,414,435
Total Mortgage-Backed Securities (Cost — $2,246,607)				2,251,106

			Shares
Preferred Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK) (Cost — $17,072)	8.000%		223,330	2,233	(i)(j)(k)

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security		Shares	Value
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $3,805)		465	$935	*(i)(j)
Total Investments before Short-Term Investments (Cost — $164,131,082)			163,945,242

	Rate
Short-Term Investments — 16.4%
Western Asset Government Cash Management Portfolio LLC (Cost — $32,682,113)	2.230%	32,682,113	32,682,113	(l)
Total Investments — 98.9% (Cost — $196,813,195)			196,627,355
Other Assets in Excess of Liabilities — 1.1%			2,155,985
Total Net Assets — 100.0%			$198,783,340

*	Non-income producing security.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	This security is traded on a to-be-announced (“TBA”) basis. At November 30, 2018, the Fund held TBA securities with a total cost of $195,484 (Note 1).

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At November 30, 2018, the total market value of investments in Affiliated Companies was $32,682,113 and the cost was $32,682,113 (Note 8).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Adjustable Rate Income Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Eurodollar 1-Year Mid Curve Futures, Call (Premiums received — $6,407)	12/14/18	$97.00	52	$130,000	$4,875

At November 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	226	12/19	$54,745,207	$54,790,875	$45,668
90-Day EuroDollar	73	6/20	17,745,031	17,702,500	(42,531)
U.S. Treasury 5-Year Notes	218	3/19	24,595,617	24,625,485	29,868
					33,005
Contracts to Sell:
90-Day EuroDollar	176	12/18	42,834,158	42,769,100	65,058
U.S. Treasury 10-Year Notes	35	3/19	4,169,636	4,180,860	(11,224)
U.S. Treasury 2-Year Notes	85	3/19	17,922,900	17,933,672	(10,772)
U.S. Treasury Long-Term Bonds	11	3/19	1,533,200	1,538,969	(5,769)
					37,293
Net unrealized appreciation on open futures contracts					$70,298

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

At November 30, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$5,000,000	5/6/21	1.227% semi-annually	3-Month LIBOR quarterly	—	$204,807
	3,750,000	11/30/21	1.940% semi-annually	3-Month LIBOR quarterly	—	112,572
	17,619,000	12/19/23	3-Month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate plus 0.310% quarterly	—	(1,416)
Total	$26,369,000				—	$315,963

†	Percentage shown is an annual percentage rate.

Abbreviation used in this table:
LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

November 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $164,131,082)	$163,945,242
Investments in affiliated securities, at value (Cost — $32,682,113)	32,682,113
Cash	1,090,406
Receivable for Fund shares sold	4,507,181
Interest receivable	723,301
Deposits with brokers for open futures contracts and exchange-traded options	207,110
Receivable for securities sold	134,001
Deposits with brokers for centrally cleared swap contracts	87,332
Receivable from broker — variation margin on open futures contracts	2,944
Prepaid expenses	46,388
Total Assets	203,426,018

Liabilities:
Payable for Fund shares repurchased	3,400,704
Payable for securities purchased	1,058,985
Investment management fee payable	44,302
Service and/or distribution fees payable	27,641
Distributions payable	22,365
Written options, at value (premiums received — $6,407)	4,875
Payable to broker — variation margin on centrally cleared swap contracts	611
Accrued expenses	83,195
Total Liabilities	4,642,678
Total Net Assets	$198,783,340

Net Assets:
Par value (Note 7)	$221
Paid-in capital in excess of par value	217,481,147
Total distributable earnings (loss)	(18,698,028)
Total Net Assets	$198,783,340

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Net Assets:
Class A	$49,090,470
Class C	$3,897,549
Class C1	$23,315,911
Class I	$112,771,052
Class IS	$9,708,358

Shares Outstanding:
Class A	5,441,330
Class C	433,695
Class C1	2,602,951
Class I	12,547,602
Class IS	1,076,873

Net Asset Value:
Class A* (and redemption price)	$9.02
Class C**	$8.99
Class C1 (and redemption price)	$8.96
Class I (and redemption price)	$8.99
Class IS (and redemption price)	$9.02

*

Effective September 7, 2018 Class A shares are available for purchase as Net Asset Value, prior to September 7, 2018 purchase of Class A shares were subject to a maximum initial sales charge of 2.25% (Note 2).

**	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2018

Investment Income:
Interest from unaffiliated investments	$2,413,782
Interest from affiliated investments	277,839
Total Investment Income	2,691,621

Expenses:
Investment management fee (Note 2)	368,517
Service and/or distribution fees (Notes 2 and 5)	181,857
Transfer agent fees (Note 5)	54,020
Registration fees	53,637
Fund accounting fees	29,526
Audit and tax fees	20,151
Shareholder reports	15,954
Legal fees	12,214
Custody fees	2,079
Trustees’ fees	1,882
Insurance	1,110
Commitment fees (Note 9)	787
Interest expense	26
Miscellaneous expenses	4,266
Total Expenses	746,026
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(131,295)
Net Expenses	614,731
Net Investment Income	2,076,890

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(29,824)
Futures contracts	87,370
Written options	49,908
Swap contracts	87,620
Net Realized Gain	195,074
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(958,372)
Futures contracts	(99,754)
Written options	41,879
Swap contracts	(5,442)
Change in Net Unrealized Appreciation (Depreciation)	(1,021,689)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(826,615)
Increase in Net Assets From Operations	$1,250,275

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2018 (unaudited) and the Year Ended May 31, 2018	November 30	May 31

Operations:
Net investment income	$2,076,890	$2,293,307
Net realized gain	195,074	337,103
Change in net unrealized appreciation (depreciation)	(1,021,689)	(309,316)
Increase in Net Assets From Operations	1,250,275	2,321,094

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings[1]	(2,378,266)	(2,314,811)
Decrease in Net Assets From Distributions to Shareholders	(2,378,266)	(2,314,811)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	113,406,942	90,101,800
Reinvestment of distributions	2,296,844	2,189,079
Cost of shares repurchased	(62,383,564)	(41,218,340)
Increase in Net Assets From Fund Share Transactions	53,320,222	51,072,539
Increase in Net Assets	52,192,231	51,078,822

Net Assets:
Beginning of period	146,591,109	95,512,287
End of period[2]	$198,783,340	$146,591,109

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the period ended May 31, 2018, distributions from net investment income were $2,314,811.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the period ended May 31, 2018, end of year net assets included undistributed net investment income of $198,238.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2018[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.08	$9.07	$8.88	$8.98	$9.01	$9.00

Income (loss) from operations:
Net investment income	0.12	0.19	0.12	0.11	0.09	0.04
Net realized and unrealized gain (loss)	(0.06)	0.01	0.21	(0.08)	(0.02)	0.03
Total income from operations	0.06	0.20	0.33	0.03	0.07	0.07

Less distributions from:
Net investment income	(0.12)	(0.19)	(0.14)	(0.13)	(0.10)	(0.06)
Total distributions	(0.12)	(0.19)	(0.14)	(0.13)	(0.10)	(0.06)

Net asset value, end of period	$9.02	$9.08	$9.07	$8.88	$8.98	$9.01
Total return[3]	0.71%	2.26%	3.72%	0.34%[4]	0.77%	0.76%

Net assets, end of period (millions)	$49	$40	$28	$134	$139	$147

Ratios to average net assets:
Gross expenses	0.97%[5]	1.01%	0.84%	0.82%	0.82%	0.82%
Net expenses[6,7]	0.81 [5]	0.92	0.80	0.82	0.82	0.82
Net investment income	2.58 [5]	2.08	1.31	1.20	0.95	0.47

Portfolio turnover rate	18%[8]	36%[8]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.11% for the year ended May 31, 2016.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.88%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 19% for the six months ended November 30, 2018 and 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2018[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.04	$9.04	$8.85	$8.95	$8.98	$8.99

Income (loss) from operations:
Net investment income (loss)	0.08	0.11	0.06	0.03	0.01	(0.03)
Net realized and unrealized gain (loss)	(0.05)	0.02	0.20	(0.07)	(0.02)	0.03
Total income (loss) from operations	0.03	0.13	0.26	(0.04)	(0.01)	(0.00) [3]

Less distributions from:
Net investment income	(0.08)	(0.13)	(0.07)	(0.06)	(0.02)	(0.01)
Total distributions	(0.08)	(0.13)	(0.07)	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$8.99	$9.04	$9.04	$8.85	$8.95	$8.98
Total return[4]	0.44%	1.41%	2.90%	(0.48)%[5]	(0.11)%	(0.02)%

Net assets, end of period (000s)	$3,898	$8,966	$7,154	$1,736	$1,963	$2,041

Ratios to average net assets:
Gross expenses	1.68%[6]	1.74%	1.67%	1.64%	1.73%	1.89%
Net expenses[7,8]	1.52 [6]	1.64	1.63	1.64	1.70	1.67
Net investment income (loss)	1.65 [6]	1.26	0.67	0.38	0.07	(0.39)

Portfolio turnover rate	18%[9]	36%[9]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.71% for the year ended May 31, 2016.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 1.70%

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 19% for the six months ended November 30, 2018 and 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C1 Shares[1]	2018[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.01	$9.01	$8.83	$8.93	$8.96	$8.95

Income (loss) from operations:
Net investment income (loss)	0.09	0.14	0.07	0.06	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.01	0.20	(0.08)	(0.01)	0.03
Total income (loss) from operations	0.04	0.15	0.27	(0.02)	0.02	0.02

Less distributions from:
Net investment income	(0.09)	(0.15)	(0.09)	(0.08)	(0.05)	(0.01)
Total distributions	(0.09)	(0.15)	(0.09)	(0.08)	(0.05)	(0.01)

Net asset value, end of period	$8.96	$9.01	$9.01	$8.83	$8.93	$8.96
Total return[3]	0.57%	1.68%	3.04%	(0.22)%[4]	0.18%	0.25%

Net assets, end of period (millions)	$23	$24	$27	$31	$35	$42

Ratios to average net assets:
Gross expenses	1.46%[5]	1.48%	1.42%	1.38%	1.41%	1.40%
Net expenses[6,7]	1.30 [5]	1.38	1.38	1.38	1.41	1.40
Net investment income (loss)	1.97 [5]	1.60	0.78	0.64	0.35	(0.11)

Portfolio turnover rate	18%[8]	36%[8]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.45% for the year ended May 31, 2016.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 19% for the six months ended November 30, 2018 and 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2018[2]	2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.04	$9.04	$8.86	$8.96	$8.99	$8.98

Income (loss) from operations:
Net investment income	0.12	0.22	0.14	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.04)	0.00 [3]	0.20	(0.08)	(0.02)	0.02
Total income from operations	0.08	0.22	0.34	0.04	0.08	0.08

Less distributions from:
Net investment income	(0.13)	(0.22)	(0.16)	(0.14)	(0.11)	(0.07)
Total distributions	(0.13)	(0.22)	(0.16)	(0.14)	(0.11)	(0.07)

Net asset value, end of period	$8.99	$9.04	$9.04	$8.86	$8.96	$8.99
Total return[4]	0.96%	2.48%	3.82%	0.51%[5]	0.94%	0.95%

Net assets, end of period (millions)	$113	$61	$28	$8	$8	$7

Ratios to average net assets:
Gross expenses	0.68%[6]	0.72%	0.65%	0.65%	0.67%	0.67%
Net expenses[7]	0.52 [6,8]	0.62 [8]	0.61 [8]	0.65	0.65 [8]	0.62 [8]
Net investment income	2.74 [6]	2.38	1.56	1.37	1.14	0.62

Portfolio turnover rate	18%[9]	36%[9]	26%	22%	34%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.29% for the year ended May 31, 2016.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.53%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 0.65%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 19% for the six months ended November 30, 2018 and 44% for the year ended May 31, 2018.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]

Net asset value, beginning of period	$9.07	$9.04	$8.86	$8.96	$9.00	$8.98

Income (loss) from operations:
Net investment income	0.13	0.23	0.15	0.13	0.11	0.03
Net realized and unrealized gain (loss)	(0.05)	0.00 [4]	0.19	(0.08)	(0.03)	0.02
Total income from operations	0.08	0.23	0.34	0.05	0.08	0.05

Less distributions from:
Net investment income	(0.13)	(0.20)	(0.16)	(0.15)	(0.12)	(0.03)
Total distributions	(0.13)	(0.20)	(0.16)	(0.15)	(0.12)	(0.03)

Net asset value, end of period	$9.02	$9.07	$9.04	$8.86	$8.96	$9.00
Total return[5]	0.99%	2.56%	3.91%	0.61%[6]	0.93%	0.52%

Net assets, end of period (000s)	$9,708	$12,310	$4,819	$11,248	$13,678	$6,062

Ratios to average net assets:
Gross expenses	0.62%[7]	0.65%	0.59%	0.56%	0.56%	0.64%[7]
Net expenses[8,9]	0.46 [7]	0.55	0.55	0.55	0.55	0.55 [7]
Net investment income	2.77 [7]	2.53	1.69	1.47	1.26	0.90 [7]

Portfolio turnover rate	18%[10]	36%[10]	26%	22%	34%	58%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 31, 2014 (inception date) through May 31, 2014.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.38% for the year ended May 31, 2016.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.43%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to July 20, 2018, the expense limitation was 0.55%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 19% for the six months ended November 30, 2018 and 44% for the year ended May 31, 2018.

[11]	For the year ended September 30, 2014.

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$74,158,203	—	$74,158,203
Asset-backed securities	—	50,010,572	—	50,010,572
Collateralized mortgage obligations	—	29,401,979	—	29,401,979
U.S. government & agency obligations	—	5,796,381	—	5,796,381
Senior loans	—	2,323,833	—	2,323,833
Mortgage-backed securities	—	2,251,106	—	2,251,106
Preferred stocks	—	—	$2,233	2,233
Common stocks	—	—	935	935
Total long-term investments	—	$163,942,074	$3,168	$163,945,242
Short-term investments†	—	32,682,113	—	32,682,113
Total investments	—	$196,624,187	$3,168	$196,627,355
Other financial instruments:
Futures contracts	$140,594	—	—	$140,594
Centrally cleared interest rate swaps	—	$317,379	—	317,379
Total other financial instruments	$140,594	$317,379	—	$457,973
Total	$140,594	$196,941,566	$3,168	$197,085,328

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$4,875	—	—	$4,875
Futures contracts	70,296	—	—	70,296
Centrally cleared interest rate swaps	—	$1,416	—	1,416
Total	$75,171	$1,416	—	$76,587

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

36	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended November 30, 2018, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on

38	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

40	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective July 20, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.88%, 1.63%, 1.38%, 0.53% and 0.43%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Prior to July 20, 2018, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the six months ended November 30, 2018, fees waived and/or expenses reimbursed amounted to $131,295.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Effective September 7, 2018, Class A shares are no longer subject to a front-end sales charge. Prior to September 7, 2018, there was a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment.

42	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

For the six months ended November 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$738	—
CDSCs	—	$146

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$59,449,222	$7,294,303
Sales	21,247,683	4,195,484

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$196,813,195	$1,039,063	$(1,224,903)	$(185,840)
Swap contracts	—	317,379	(1,416)	315,963
Written options	(6,407)	1,532	—	1,532
Futures contracts	—	140,594	(70,296)	70,298

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$140,594
Centrally cleared swap contracts[3]	317,379
Total	$457,973

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$4,875
Futures contracts[2]	70,296
Centrally cleared swap contracts[3]	1,416
Total	$76,587

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(5,225)
Written options	49,908
Futures contracts	87,370
Swap contracts	87,620
Total	$219,673

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$41,879
Futures contracts	(99,754)
Swap contracts	(5,442)
Total	$(63,317)

During the six months ended November 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$12,854
Futures contracts (to buy)	83,036,067
Futures contracts (to sell)	62,259,453

44	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Average Notional Balance
Interest rate swap contracts	$13,097,714

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$50,456	$18,832
Class C	42,016	2,624
Class C1	89,385	10,355
Class I	—	22,134
Class IS	—	75
Total	$181,857	$54,020

For the six months ended November 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$32,317
Class C	6,533
Class C1	18,974
Class I	63,838
Class IS	9,633
Total	$131,295

6. Distributions to shareholders by class

	Six Months Ended November 30, 2018	Year Ended May 31, 2018
Net Investment Income:
Class A	$575,849	$710,895
Class C	75,922	63,246
Class C1	268,850	427,309
Class I	1,270,575	927,261
Class IS	187,070	186,100
Total	$2,378,266	$2,314,811

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At November 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,215,928	$20,079,419	2,607,536	$23,714,958
Shares issued on reinvestment	57,282	518,604	69,486	631,202
Shares repurchased	(1,280,866)	(11,612,982)	(1,312,260)	(11,917,632)
Net increase	992,344	$8,985,041	1,364,762	$12,428,528

Class C
Shares sold	68,608	$619,778	876,739	$7,924,973
Shares issued on reinvestment	8,254	74,480	6,571	59,489
Shares repurchased	(634,795)	(5,726,627)	(683,433)	(6,201,635)
Net increase (decrease)	(557,933)	$(5,032,369)	199,877	$1,782,827

Class C1
Shares sold	2,752	$24,738	880	$7,929
Shares issued on reinvestment	29,286	263,266	46,163	416,449
Shares repurchased	(120,145)	(1,081,213)	(369,473)	(3,334,823)
Net decrease	(88,107)	$(793,209)	(322,430)	$(2,910,445)

Class I
Shares sold	10,048,039	$90,706,851	5,646,812	$51,110,635
Shares issued on reinvestment	139,013	1,253,424	98,981	895,851
Shares repurchased	(4,350,532)	(39,273,164)	(2,176,223)	(19,718,655)
Net increase	5,836,520	$52,687,111	3,569,570	$32,287,831

Class IS
Shares sold	217,936	$1,976,156	808,731	$7,343,305
Shares issued on reinvestment	20,673	187,070	20,510	186,088
Shares repurchased	(518,832)	(4,689,578)	(5,026)	(45,595)
Net increase (decrease)	(280,223)	$(2,526,352)	824,215	$7,483,798

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash

46	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended November 30, 2018. The following transactions were effected in shares of such companies for the six months ended November 30, 2018.

	Affiliate Value at May 31, 2018	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$108,685,113	108,685,113	$76,003,000	76,003,000	—	$277,839	—	$32,682,113

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended November 30, 2018, the Fund incurred a commitment fee in the amount of $787. The Fund did not utilize the Redemption Facility during the six months ended November 30, 2018.

10. Capital loss carryforward

As of May 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2019	$(2,125,046)

The amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $16,800,090, which have no expiration date, must be used first to offset any such gains.

11. Recent accounting pronouncement

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”),

Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

48	Western Asset Adjustable Rate Income Fund 2018 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory

Western Asset Adjustable Rate Income Fund	49

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

50	Western Asset Adjustable Rate Income Fund

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2018 was above the median and that its performance for the 10-year period ended June 30, 2018 was approximately equivalent to the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

Western Asset Adjustable Rate Income Fund	51

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short investment-grade debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and the Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also took into account management’s discussion of the Fund’s expenses, including recent actions taken to reduce the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an

52	Western Asset Adjustable Rate Income Fund

outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Adjustable Rate Income Fund	53

Western Asset

Adjustable Rate Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

FD0301 1/19 SR18-3529

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 22, 2019